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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MAY 17, 1999
                          ----------------------------
                (DATE OF EARLIEST EVENT REPORTED)(APRIL 30, 1999)


                                 CARE FIRST INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


      MINNESOTA                    33-84692C                 41-0877001
      ---------                    ---------                 ----------
   (State or other                (Commission             (I.R.S.  Employer
    jurisdiction                  File Number)            Identification No.)
  of Incorporation)


                             3720 23RD AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55407
                    ---------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 724-5495



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Items 1, 3, 4, 5, 6 and 8 are not included.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 30, 1999, Care First Inc. (the "Registrant") closed on a definitive Purchase Agreement with Shelter Care Foundation, a District of Columbia non-profit corporation ("SCF"), for the purchase of its 256 bed nursing home facility, known as the Nile Health Care Center, located at 3720 23rd Avenue South, Minneapolis, Minnesota 55407. SCF has no affiliation to the Registrant or any of its affiliates. The nursing home facility has been owned and operated by Care First Inc. since its original construction in 1983, with a major expansion in 1994. The sales price of $20,000,000, paid in cash at the closing, was determined through arms-length negotiations and includes the nursing home facility for inpatient elderly and disabled persons and home health agency, with related parking and accessory facilities. This transaction was previously discussed in Care First Inc.'s Form 10-QSB filed August 12, 1998 for the quarter ended June 30, 1998.

         In connection with this disposition, Care First Inc. defeased the outstanding revenue bonds on the facility in accordance with the terms and conditions of these bonds by depositing with the Trustee, Firstar Bank of Minnesota, National Association (f/k/a American Bank, National Association), $12,161,087.81 out of the proceeds of the sale. This amount, together with amounts already held by the Trustee in various indenture funds, is sufficient to redeem the Registrant's bonds as of December 1, 1999, according to a Verification Report issued by McGladrey & Pullen, LLP. As a result of the defeasance and intended redemption of the Registrant's bonds, it intends to promptly file with the Securities and Exchange Commission a Form 15 to cease its reporting obligations under the Securities Exchange Act of 1934.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         To be provided by amendment within 60 days of the date hereof in accordance with Item 7(b)(2) of Form 8-K.

         (c)      Exhibits.

         2.1 Purchase Agreement dated July 27, 1998 between the Registrant and Shelter Care Foundation.


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         2.2      Amendment to Purchase Agreement dated February 17, 1999
                  between Registrant and Shelter Care Foundation.

         2.3 Defeasance Agreement between Care First Inc. and Firstar Bank of Minnesota, National Association dated as of April 30, 1999.

         2.4      Verification Report



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CARE FIRST INC.


                                 By    /s/ Jack E. Nugent
                                   -----------------------------------
                                           Jack E. Nugent
                                           President and Director of Finance

May 17, 1999